UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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ARIES I ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

LETTER TO SHAREHOLDERS OF ARIES I ACQUISITION CORPORATION

23 LIME TREE BAY P.O. BOX 1569

GRAND CAYMAN, CAYMAN ISLANDS KY-1110

EXTRAORDINARY GENERAL MEETINGTO BE HELD ON MARCH ____, 2023

Dear Aries I Acquisition Corporation Shareholder:

You are cordially invited to attend an extraordinary general meeting of Aries I Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “Aries,” “we,” “us” or “our”), which will be held on March , 2023, at 2:00 p.m., New York time (the “Special Meeting”). The Special Meeting will be held at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and via virtual meeting format setting. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting               with the password of             and entering the voter control number included on your proxy card.

The attached Notice of the Special Meeting and proxy statement describe the business Aries will conduct at the Special Meeting and provide information about Aries that you should consider when you vote your shares. As set forth in the attached proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

•	Proposal No. 1 — Extension Amendment Proposal — To amend Aries’s Second Amended and Restated Articles of Association (the “Articles of Association”) to extend the date by which it has to consummate a Business Combination (defined below) (the “Termination Date”) from March 21, 2023 (the “Current Termination Date”) to June 21, 2023 (the “Articles Extension Date”) and to allow Aries’ Chairman, Chief Executive Officer, or Chief Operating Officer, without a further shareholder vote, to elect to further extend the Termination Date on a monthly basis up to eleven (11) times after the Articles Extension Date, for an additional one month each time, and upon five days’ advance notice to the Trustee (as defined below) prior to the applicable Termination Date, until May 21, 2024 (each, an “Additional Articles Extension Date”), or a total of up to fourteen (14) months after the Current Termination Date, unless the closing of an initial business combination (the “Business Combination”) shall have occurred prior thereto (the “Extension Amendment Proposal”);

•	Proposal No. 2 — The Redemption Limitation Amendment Proposal — To permit the Board, at its discretion, to amend the Articles of Association to eliminate the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment (as defined below) would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”);

•

Proposal No. 3 — Trust Agreement Amendment Proposal — To amend Aries’s investment management trust agreement, dated as of May 18, 2021, as amended by Amendment No. 1 dated August 15, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date to the Articles Extension Date and to allow Aries’ Chairman, Chief Executive Officer, or Chief Operating Officer, without a further shareholder vote, to elect to further extend the Termination Date up to eleven (11) times for an additional one (1) month each time from the Articles Extension Date to May 21, 2024 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date (the “Trust Agreement Amendment Proposal”); and

•	Proposal No. 4 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and Class B Ordinary Shares, in the capital of Aries represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Company’s Articles of Association and the Trust Agreement originally provided that the Termination Date was May 21, 2022 (i.e., 12 months after the consummation of the Company’s initial public offering (the “IPO”)), and that the Company had the right to extend the Termination Date two (2) times for an additional three (3) months each time (each an “Extension Period”) from May 21, 2022 up to November 21, 2022 (i.e., 18 months from the consummation of the IPO). On May 19, 2022, the Sponsor deposited $1,078,125 into the trust account (the “Trust Account”) to fund the first Extension Period. Taking into account the first Extension Period, as of May 21, 2022, Aries had until August 21, 2022 to complete an initial business combination.

As approved by its shareholders at an extraordinary general meeting of shareholders held on August 12, 2022 (the “First Meeting”), the Company (i) adopted its Second Amended and Restated Articles of Association (the “First Charter Amendment”), giving the Company the right to extend the Termination Date up to twelve (12) times for an additional one (1) month each time, from August 21, 2022 to August 21, 2023, and (ii) entered into an amendment to the Trust Agreement (the “First Trust Amendment”), pursuant to which the Company has the right to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from August 21, 2022 to August 21, 2023 by depositing into the Trust Account, for each one-month extension, an aggregate of $80,362.03. In connection with the shareholders’ vote at the First Meeting, holders of 12,078,942 ordinary shares of the Company exercised their right to redeem such shares (the “First Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $123.3 million (approximately $10.21 per share) was removed from the Trust Account to pay such holders and approximately $23.4 million remained in the Trust Account as of the date of payment. Following the aforementioned redemptions, the Company had 5,889,808 ordinary shares outstanding, which includes 2,296,058 Class A Ordinary Shares and 3,593,750 Class B Ordinary Shares.

As of March             , 2023 (the “Record Date”), the Company has exercised its right to extend the Termination Date seven (7) times, and made corresponding extension payments into the Trust Account in connection with each such extension. Accordingly, the Current Termination Date is March 21, 2023. Currently, the only way to further extend the Termination Date to a date after the Current Termination Date is for the Company to deposit additional extension payments into the Trust Account on or prior to the Current Termination Date and thereafter on or prior to the 21st day of each successive month through and including July 2023. Absent the effectuation of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, in the event that the Termination Date is properly extended in each such month, the final Termination Date would be August 21, 2023.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension (as defined below) and the Trust Agreement Amendment become effective, in the event that Aries has not consummated a Business Combination by the Current Termination Date, the Termination Date will be extended to the Articles Extension Date, without the need for any further extension payments, and, after the Articles Extension Date without further approval of Aries’s public shareholders, the Chairman, Chief Executive Officer, or Chief Operating Officer of the Company may elect to, upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven (11) times, each by one additional month, to May 21, 2024 at the latest (for a total of up to eleven (11) additional months from the Articles Extension Date to complete a Business Combination). In the event that the Extension Amendment and the Trust Amendment do not become effective, and the Sponsor determines not to proceed with any further extensions and extension payments, which it may do in its sole discretion, the Sponsor shall, as of March 21, 2023, cause Aries to be liquidated and Aries shall take all actions necessary to liquidate Aries as of such time and redeem each of the Class A Ordinary Shares in accordance with the Articles of Association.

The purpose of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is to allow Aries additional time to complete a Business Combination, without the requirement to make monthly extension payments into the Trust Account. You are not being asked to vote on a Business Combination at this time.

The purpose of the Redemption Limitation Amendment Proposal is to permit the Board, at its discretion, to eliminate from the Articles of Association the Redemption Limitation in order to allow Aries to redeem Class A Ordinary Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Aries and its shareholders for Aries to be allowed to effect redemptions irrespective of the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Class A Ordinary Shares would cause Aries to exceed the Redemption Limitation. Aries believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that Aries did not become subject to the SEC’s “penny stock” rules. Because the Class A Ordinary Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, Aries is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that Aries’ net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Articles would prevent Aries from being able to consummate an initial Business Combination even if all other conditions to closing are met.

As contemplated by the Articles of Association, the holders of the Class A Ordinary Shares issued as part of the units sold in the IPO may elect to redeem all or a portion of their Class A Ordinary Shares in exchange for their pro rata portion of the funds held in the Trust Account established to hold a portion of the proceeds of the IPO and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Extension Amendment or the Redemption Limitation Amendment is approved (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders, the holders of Class A Ordinary Shares remaining after the Redemption will retain their right to redeem their Class A Ordinary Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if Aries does not complete a Business Combination by the Articles Extension Date or any Additional Articles Extension Date (or such other applicable Termination Date if the Extension (defined below) is not implemented by the Board).

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Class A Ordinary Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment or the Trust Agreement Amendment and we will not redeem any Class A Ordinary Shares. In such case, the Class A Ordinary Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Class A Ordinary Shares redeemed for cash if Aries has not completed an initial Business Combination by the Current Termination Date (or such other applicable Termination Date).

However, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Board may nevertheless choose not to implement the Extension Amendment Proposal and may either liquidate or continue to deposit extension payments into the Trust Account to extend the Termination Date to no later than August 21, 2023. If the Termination Date is so extended and you do not elect to redeem all your shares in connection with the Special Meeting, you will not be entitled to redeem your shares until August 21, 2023.

The Board believes that it is in the best interests of Aries shareholders that an extension of the Termination Date in accordance with the Extension Amendment Proposal (the “Extension”) be obtained so that Aries will have an additional amount of time, without the requirement to fund further extension payments, to consummate a Business Combination. Without the Extension, Aries believes it will not, despite its best efforts, be able to complete a Business Combination on or before the Current Termination Date.

On the Record Date, the redemption price per Public Share was approximately $___ , based on the aggregate amount on deposit in the Trust Account of approximately $_____ as of the Record Date (including interest not previously released to Aries to pay its taxes), divided by the total number of then outstanding Class A Ordinary Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $___. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a holder of Class A Ordinary Shares receiving approximately $___ more per share than if the Class A Ordinary Shares were sold in the open market. Aries cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per Class A Ordinary Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Aries believes that such redemption right enables holders of its Class A Ordinary Shares to determine whether to maintain their investments for an additional period if Aries does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Sponsor does not elect to extend the Termination Date by further funding the extension payments to the Trust Account, or if Aries is otherwise unable to consummate its initial business combination by the Termination Date, Aries will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Aries’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of the holders of Class A Ordinary Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Aries’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Aries’s obligations under the Companies Act (Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and the Class B Ordinary Shares, voting together as a single class, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Pursuant to the Trust Agreement, we are in discussions to obtain written consent from Wells Fargo Securities and Kingswood Capital Markets, as representatives of the underwriters of the IPO (the “Underwriters”).

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and the Class B Shares, voting together as a single class, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on March ___, 2023 as the Record Date for determining Aries shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Class A Ordinary Shares and Class B Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. However, only the holders of Class A Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Special Meeting.

Aries believes that it is in the best interests of Aries’ shareholders that Aries effect the Extension, the Redemption Limitation Amendment and the Trust Agreement Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of Aries and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.

Aries’s directors and officers have interests in the Extension Amendment Proposal, the Redemption Limitation Proposal, and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and private placement warrants (as defined below) that may become exercisable in the future. See the section entitled “Special Meeting of Aries Shareholders — Interests of the Initial Shareholders” in this proxy statement

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. Proxy cards must be received by the Company not less than 48 hours before the time of the Special Meeting or any adjournment thereof. If you fail to return your proxy card by the required time or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ARIES’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SPECIAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Aries urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Aries I Acquisition Corporation

Thane Ritchie Chairman of the Board
March ___, 2023

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter as of the Record Date. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Share, voting together as a single class, present or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a resolution has been passed, and so, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, the Redemption Limitation Amendment Proposal, or the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS OF ARIES I ACQUISITION

CORPORATION

TO BE HELD ON MARCH ___, 2023

To the Shareholders of Aries I Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Special Meeting”) of the shareholders of Aries I Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “Aries,” “we,” “us” or “our”), will be held on March ___, 2023, at 2:00 p.m., New York time. The Special Meeting will be held at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and in a virtual meeting format. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting the password of and entering the voter control number included on your proxy card. You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals (unless Aries determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated March ___, 2023 and is first being mailed to shareholders on or about that date:

•	Proposal No. 1 — Extension Amendment Proposal —To amend Aries’s Second Amended and Restated Articles of Association (the “Articles of Association”) to extend the date (the “Termination Date”) by which it has to consummate a Business Combination (defined below) (the “Termination Date”) from March 21, 2023 (the “Current Termination Date”) to June 21, 2023 (the “Articles Extension Date”) and to allow Aries’ Chairman, Chief Executive Officer, or Chief Operating Officer, without a further shareholder vote, to elect to further extend the Termination Date on a monthly basis up to eleven (11) times after the Articles Extension Date, for an additional one month each time, and upon five days’ advance notice to the Trustee (defined below) prior to the applicable Termination Date, until May 21, 2024 (each, an “Additional Articles Extension Date”), or a total of up to fourteen (14) months after the Current Termination Date, unless the closing of an initial business combination (the “Business Combination”) shall have occurred prior thereto (the “Extension Amendment Proposal”). For the purposes of the Articles of Association, the full text of the special resolution is set out in this notice as follows: RESOLVED, as a special resolution, that subject to the approval of the Trust Agreement Amendment Proposal and with effect from the date that the board of directors of the Company may, in its discretion, determine, article 36.2 of the Company’s Second Amended and Restated Articles of Association as currently in effect be deleted in its entirety and replaced with the following new article 36.2:

“The Company has until 21 June 2023 (the Initial Termination Date) to consummate a Business Combination provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination by the Initial Termination Date, the Chairman, Chief Executive Officer, or Chief Operating Officer of the Company (the Authorized Officers) may elect to extend the period of time to consummate a Business Combination up to eleven (11) times, each by an additional one month extension, in accordance with terms as set out in the trust agreement governing the Trust Account (the Initial Extended Termination Date, as so extended, the Extended Termination Date). In the event that the Company does not consummate a Business Combination by the later of the Initial Termination Date or the applicable Extended Termination Date (subject, in respect of the applicable Extended Termination Date, to valid extensions having been made in each case), (such applicable date being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the Company's remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Law to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”;

•	Proposal No. 2 — The Redemption Limitation Amendment Proposal — To permit the Board, at its discretion, to amend the Articles of Association to eliminate from the Articles of Association the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment (as defined below) would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”). For the purposes of the Articles of Association, the full text of the special resolution is set out in this notice as follows: RESOLVED, as a special resolution, at the discretion of the Board, that article 36.5(c) of the Company’s Second Amended and Restated Articles of Association as currently in effect by deleted in its entirety;

•

Proposal No. 3 — Trust Agreement Amendment Proposal — To amend Aries’s investment management trust agreement, dated as of May 18, 2021, as amended by Amendment No. 1 dated August 15, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date to the Articles Extension Date and to allow Aries’ Chairman, Chief Executive Officer, or Chief Operating Officer, without a further shareholder vote, to elect to further extend the Termination Date up to eleven (11) times for an additional one (1) month each time from the Articles Extension Date to May 21, 2024 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date (the “Trust Agreement Amendment Proposal”); and

•	Proposal No. 4 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient Class A Ordinary Shares, and Class B Ordinary Shares, in the capital of Aries represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

The Company’s Articles of Association and the Trust Agreement originally provided that the Termination Date was May 21, 2022 (i.e., 12 months after the consummation of the initial public offering (the “IPO”)), and that the Company had the right to extend the Termination Date two (2) times for an additional three (3) months each time (each an “Extension Period”) from May 21, 2022 up to November 21, 2022 (i.e., 18 months from the consummation of the IPO). On May 19, 2022, the Sponsor deposited $1,078,125 into the trust account (the “Trust Account”) to fund the first Extension Period. Taking into account the first Extension Period, as of May 21, 2022, Aries had until August 21, 2022 to complete an initial business combination.

As approved by its shareholders at an extraordinary general meeting of shareholders held on August 12, 2022 (the “First Meeting”), (i) the Company on August 12, 2022 adopted its Second Amended and Restated Articles of Association (the “First Charter Amendment”), giving the Company the right to extend the Termination Date up to twelve (12) times for an additional one (1) month each time, from August 21, 2022 to August 21, 2023, and (ii) Company entered into an amendment to the Trust Agreement (the “First Trust Amendment”), pursuant to which the Company has the right to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from August 21, 2022 to August 21, 2023 by depositing into the Trust Account, for each one-month extension, an aggregate of $80,362.03. In connection with the shareholders’ vote at the First Meeting, holders of 12,078,942 ordinary shares of the Company exercised their right to redeem such shares (the “First Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $123.3 million (approximately $10.21  per share) was removed from the Trust Account to pay such holders and approximately $23.4 million remained in the Trust Account as of the date of payment. Following the aforementioned redemptions, the Company had 5,889,808 ordinary shares outstanding, which includes 2,296,058 Class A Ordinary Shares and 3,593,750 Class B Ordinary Shares.

As of March , 2023 (the “Record Date’), the Company has exercised its right to extend the Termination Date seven (7) times, and made corresponding extension payments into the Trust Account in connection with each such extension. Accordingly, the Current Termination Date is March 21, 2023. Currently, the only way to further extend the Termination Date to be a date after the Current Termination Date is for the Company to deposit additional extension payments into the Trust Account on or prior to the Current Termination Date and thereafter on or prior to the 21st day of each successive month through and including July 2023. Absent the effectuation of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, in the event that the Termination Date is properly extended in each such month, the final Termination Date would be August 21, 2023.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and the Trust Amendment become effective, in the event that Aries has not consummated a Business Combination by the Current Termination Date, the Termination Date will be extended to Articles Extension Date, without the need for any further extension payments, and, after the Articles Extension Date, without the need for any further approval of Aries’s public shareholders, the Chairman, Chief Executive Officer, or Chief Operating Officer may elect to, upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven (11) times, each by one additional month, to May 21, 2024 at the latest (for a total of up to eleven (11) additional months after the Articles Extension Date to complete a Business Combination). In the event that the Extension and the Trust Amendment do not become effective, and the Sponsor determines not to proceed with any further extensions and extension payments, which it may do in its sole discretion, the Sponsor shall, as of the Current Termination Date, cause Aries to be liquidated and Aries shall take all actions necessary to liquidate Aries as of such time and redeem each of the shares of Class A Ordinary Shares in accordance with the Articles of Association.

The purpose of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is to allow Aries additional time to complete the Business Combination without the requirement to make monthly extension payments into the Trust Account. You are not being asked to vote on a Business Combination at this time.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Articles of Association the Redemption Limitation in order to allow Aries to redeem Class A Ordinary Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Aries and its shareholders for Aries to be allowed to effect redemptions irrespective of the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Class A Ordinary Shares would cause Aries to exceed the Redemption Limitation. Aries believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that Aries did not become subject to the SEC’s “penny stock” rules. Because the Class A Ordinary Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, Aries is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that Aries’ net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Articles of Association would prevent Aries from being able to consummate an initial Business Combination even if all other conditions to closing are met.

As contemplated by the Articles of Association, the holders of Aries’ Class A Ordinary Shares may elect to redeem all or a portion of their Class A Ordinary Shares in exchange for their pro rata portion of the funds held in the Trust Account established to hold a portion of the proceeds of the IPO and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Extension Amendment or the Redemption Limitation Amendment is approved (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders, the holders of Class A Ordinary Shares remaining after the Redemption will retain their right to redeem their Class A Ordinary Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if Aries does not complete a Business Combination by the Articles Extension Date (or such other applicable Termination Date if the Extension is not implemented by the Board).

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Class A Ordinary Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment or the Trust Agreement Amendment and we will not redeem any Class A Ordinary Shares. In such case, the Class A Ordinary Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Class A Ordinary Shares redeemed for cash if Aries has not completed an initial Business Combination by the Current Termination Date.

However, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Aries may nevertheless choose not to implement the Extension Amendment Proposal and may either liquidate or continue to deposit extension payments into the Trust Account to extend the Termination Date to no later than August 21, 2023. If the Termination Date is so extended and you do not elect to redeem all your shares in connection with the Special Meeting, you will not be entitled to redeem your shares until August 21, 2023.

The Board believes that it is in the best interests of Aries shareholders that an extension of the Termination Date in accordance with the Extension Amendment Proposal (the “Extension”) be obtained so that Aries will have an additional amount of time, without the requirement to fund further extension payments, to consummate a Business Combination. Without the Extension, Aries believes it will not, despite its best efforts, be able to complete a Business Combination on or before the Current Termination Date.

On the Record Date, the redemption price per Class A Ordinary Share was approximately $___ (which is expected to be the same approximate amount two (2) business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $_____ as of the Record Date (including interest not previously released to Aries to pay its taxes), divided by the total number of then outstanding Class A Ordinary Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $___. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a holder of Class A Ordinary Shares receiving approximately $___ more per share than if the Class A Ordinary Shares were sold in the open market. Aries cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per Class A Ordinary Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Aries believes that such redemption right enables its holders of Class A Ordinary Shares to determine whether to sustain their investments for an additional period if Aries does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Sponsor does not elect to extend the Termination Date by further funding the extension payments to the Trust Account, or if Aries is otherwise unable to consummate its initial business combination by the Termination Date, Aries will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Aries’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of the holders of Class A Ordinary Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Aries’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Aries’s obligations under the Companies Act (Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and the Class B Ordinary Shares, voting together as a single class, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Pursuant to the Trust Agreement, we are in discussions to obtain written consent from Wells Fargo Securities and Kingswood Capital Markets, as representatives of the underwriters of the IPO (the “Underwriters”).

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and the Class B Ordinary Shares, voting as a single class, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on the Record Date as the date for determining Aries shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Class A Ordinary Shares and the Class B Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. However, only the holders of Class A Ordinary Shares included in the units issued in the IPO may elect to redeem all or a portion of their shares in connection with the Special Meeting and the Company shall not redeem those Class A Ordinary Shares held by the Sponsor or its affiliates or the directors or officers of the Company.

Aries believes that it is in the best interests of Aries’ shareholders that Aries effects the Extension, the Redemption Limitation Amendment, and the Trust Agreement Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of Aries and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.

Aries’s directors and officers have interests in the Extension Amendment Proposal, the Redemption Limitation Proposal, and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and private placement warrants (as defined below) that may become exercisable in the future. See the section entitled “Special Meeting of Aries Shareholders — Interests of the Initial Shareholders” in this proxy statement.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. Proxy cards must be received by the Company not less than 48 hours before the time of the Special Meeting or any adjournment thereof. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ARIES’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SPECIAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Record holders of Class A Ordinary Shares and Class B Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were _____ issued and outstanding Class A Ordinary Shares and 3,593,750 Class B Ordinary Shares issued and outstanding. Aries’s warrants do not have voting rights.

Our Sponsor and Aries’ officers and directors have informed us of their intent to vote all of their Class B Ordinary Shares in favor of the proposals being presented at the Special Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor holds 20% of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) and Aries’s officers and directors have not purchased any Class A Ordinary Shares, but may do so at any time. As a  result (i) approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of at least ______ Ordinary Shares held by public shareholders (or approximately ___% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Special Meeting and cast votes, and the affirmative vote of at least ______ Ordinary Shares held by public shareholders (or approximately ___% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes, (ii) approval of the Trust Agreement Amendment Proposal will require the affirmative vote of at least ___% of the Ordinary Shares held by public shareholders (or approximately ___% of the Class A Ordinary Shares); and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least ______ Ordinary Shares held by public shareholders (or approximately ___% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Special Meeting and cast votes, and the affirmative vote of at least _____ Ordinary Shares held by public shareholders (or approximately ___% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Aries urges you to read this material carefully and vote your shares.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, require a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and the Class B Ordinary Shares, voting together as a single class, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter as of the Record Date. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares , voting together as a single class. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a majority of the votes cast by the holders of the Class A Ordinary Shares and the Class B Ordinary Shares, present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a resolution is passed, and so, if a valid quorum is established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

This proxy statement is dated ____ ___, 2023 and is first being mailed to shareholders on or about that date.

By   Order of the Board of Directors of Aries I Acquisition

Corporation Thane Ritchie

Chairman of the Board

TABLE OF CONTENTS

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Aries’s current views with respect to, among other things, Aries’s pending Business Combination with Infinite, its capital resources and results of operations. Likewise, Aries’s financial statements and all of Aries’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Aries’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Aries does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Aries’s ability to complete an initial Business Combination, including approval by the shareholders of Aries;

•	the anticipated benefits of an initial Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares, Class B Ordinary Shares and other securities of Aries; and

•	the use of funds not held in the Trust Account or available to Aries from interest income on the Trust Account balance.

While forward-looking statements reflect Aries’s good faith beliefs, they are not guarantees of future performance. Aries disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Aries’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Aries’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022 and amended by other reports Aries filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Aries (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on May 18, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, as amended, and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment Proposal will enable us to complete a Business Combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, we can provide no assurances that an initial Business Combination will be consummated prior to the Articles Extension Date (as defined below) or the relevant Additional Articles Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension Amendment or a Business Combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Class A Ordinary Shares may adversely affect the liquidity of our securities.

A holder of Class A Ordinary Shares may request that the Company redeem all or a portion of such shareholder’s Class A Ordinary Shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Class A Ordinary Shares may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete an initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, proposed certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Aries at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Aries at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Any Business Combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of an initial Business Combination. Such conditions or limitations could also potentially make our Class A Ordinary Shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

All of our Sponsor’s managers and officers are either U.S. or British citizens and all owners of our Sponsor are also U.S. citizens. Our Sponsor is not controlled by, and does not have substantial ties to, any “foreign person” such that a Business Combination would automatically be subject to CFIUS review. However, depending on the beneficial ownership of any prospective target company and the composition and governance rights of any financing investors in connection with a Business Combination, a Business Combination could result in investments that would be considered by CFIUS to be covered investments or a covered control transaction that CFIUS would have authority to review.

To the extent that this occurs, CFIUS or another U.S. governmental agency could choose to review a Business Combination or past or proposed transactions involving new or existing foreign investors in the prospective target company, even if a filing with CFIUS is or was not required at the time of such transaction. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews a Business Combination or one or more proposed or existing investments by foreign investors in a prospective target company, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a Business Combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, a Business Combination or investments by such investors. CFIUS could also order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review a Business Combination, the time necessary to complete such review of the Business Combination or a decision by CFIUS to prohibit the Business Combination could prevent us from completing a Business Combination prior to August 21, 2023 or the Articles Extension Date (as defined below), or any Additional Articles Extension Date (as defined below), as applicable.

If we are not able to consummate a Business Combination by August 21, 2023 or the Articles Extension Date, or any Additional Articles Extension Date, as applicable, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A Ordinary Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A Ordinary Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of Aries’ remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. Finally, holders of the Company’s Class A Ordinary Shares will not receive the benefit of any price appreciation of our Class A Ordinary Shares that might result from a Business Combination with a target company.

We may be subject to an excise tax under the newly enacted Inflation Reduction Act of 2022 in connection with redemptions of our Class A Ordinary Shares after December 31, 2022.

The Inflation Reduction Act of 2022, enacted in August 2022, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders. Because we are a “blank check” Cayman Islands corporation with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. A repurchase that occurs in connection with a business combination with a U.S. target company might be subject to the Excise Tax, depending on the structure of the business combination and other transactions that might be engaged in during the relevant year. The amount of the Excise Tax is generally equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, there are certain other exceptions to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to issue regulations or other guidance to carry out, and to prevent the avoidance of, the Excise Tax. The Treasury and the Internal Revenue Service (the “IRS”) recently have issued preliminary guidance regarding the application of this excise tax, but there can be no assurance that this guidance will be finally adopted in its current form.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q.	Why am I receiving this proxy statement?
A.

Aries is a blank check company incorporated under the laws of the Cayman Islands on January 15, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, without limitation as to business, industry or sector. Aries’s registration statement on Form S-1 (File No. 333-253806) for Aries’s IPO was declared effective by the SEC on May 18, 2021. On May 21, 2021, Aries consummated its IPO of 14,375,000 units (the “Aries Units”). Each Aries Unit consists of one Ordinary Share, $0.0001 par value per share, and one warrant, with each whole warrant entitling the holder to purchase one Ordinary Share at $11.50 per share (“public warrant”). The Aries Units were sold at an offering price of $10.00 per Aries Unit, generating gross proceeds of $143,750,000. Simultaneously with the consummation of the IPO and the sale of the Aries Units, Aries consummated the private placement of an aggregate of 4,456,250 warrants (the “private placement warrants”) issued to the Sponsor at a price of $1.00 per warrant, generating total proceeds of $4,456,250. Each private placement warrant is exercisable for one Ordinary Share.

A total of $145,187,500 of the net proceeds from Aries’s IPO and the private placement with the Sponsor, Aries’s officers and directors and the holders of the Class B Ordinary Shares prior to the IPO (the “initial shareholders”) were deposited in the Trust Account established for the benefit of the holders of Class A Ordinary Shares. An additional $1,640,659.21 has been additionally deposited by the Sponsor into the trust account, in connection with the Extension Periods.

Like most blank check companies, the Articles of Association provide for the return of the IPO proceeds held in trust to the holders of Class A Ordinary Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date.

Aries believes that it is in the best interests of Aries shareholders to continue Aries’s existence until the Articles Extension Date, in order to allow Aries additional time to complete the Business Combination and is therefore holding this Special Meeting.

Q.	When and where is the Special Meeting?
A.	The Special Meeting will be held on , 2023, at p.m., New York time at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and via live webcast at with the password of .
Q.	What do I need in order to be able to participate in the Special Meeting online?
A.

You can attend the Special Meeting via the Internet by visiting            with the password of                       . You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have a voter control number, you will be able to listen to the Special Meeting only and you will not be able to vote or submit questions during the Special Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A.	Aries shareholders are being asked to consider and vote on the following proposals:

•	Proposal No. 1 — Extension Amendment Proposal —To amend Aries’s Second Amended and Restated Articles of Association (the “Articles of Association”) to extend the date (the “Termination Date”) by which it has to consummate a Business Combination (defined below) from March 21, 2023 (the “Current Termination Date”) to June 21, 2023 (the “Articles Extension Date”) and to allow Aries’ Chairman, Chief Executive Officer or Chief Operating Officer, without a further shareholder vote, to elect to further extend the Termination Date on a monthly basis up to eleven (11) times after the Articles Extension Date, for an additional one month each time, and upon five days’ advance notice to the Trustee (as defined below) prior to the applicable Termination Date, until May 21, 2024 (each, an “Additional Articles Extension Date”), or a total of up to fourteen (14) months after the Current Termination Date, unless the closing of an initial business combination (the “Business Combination”) shall have occurred prior thereto (the “Extension Amendment Proposal”). For the purposes of the Articles of Association, the full text of the special resolution is set out in this notice as follows: RESOLVED, as a special resolution, that subject to approval of the Trust Agreement Amendment Proposal and with effect from the date that the board of directors of the Company may, in its discretion, determine, article 36.2 of the Company's Second Amended and Restated Articles of Association as currently in effect be deleted in its entirety and replaced with the following new article 36.2:

“The Company has until 21 June 2023 (the Initial Termination Date) to consummate a Business Combination provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination by the Initial Termination Date, the Chairman, Chief Executive Officer, or Chief Operating Officer of the Company (the Authorized Officers) may elect to extend the period of time to consummate a Business Combination up to eleven (11) times, each by an additional one month extension, in accordance with terms as set out in the trust agreement governing the Trust Account (the Initial Extended Termination Date, as so extended, the Extended Termination Date). In the event that the Company does not consummate a Business Combination by the later of the Initial Termination Date or the applicable Extended Termination Date (subject, in respect of the applicable Extended Termination Date, to valid extensions having been made in each case), (such applicable date being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the Company's remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Law to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”;

•

Proposal No. 2 — The Redemption Limitation Amendment Proposal – To permit the Board, at its discretion, to amend the Articles of Association to eliminate from the Articles of Association the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) For the purposes of the Articles of Association, the full text of the special resolution is set out in this notice as follows: RESOLVED, as a special resolution, with immediate effect, that article 36.5(c) of the Company’s Second Amended and Restated Articles of Association as currently in effect be deleted in its entirety;

•

Proposal No. 3 - Trust Agreement Amendment Proposal — To amend Aries’s investment management trust agreement, dated as of May 18, 2021, as amended by Amendment No. 1 dated August 15, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Termination Date to the Articles Extension Date and to allow Aries’ Chairman, Chief Executive Officer, or Chief Operating Officer, without a further shareholder vote, to elect to further extend the Termination Date up to eleven (11) times for an additional one (1) month each time from the Articles Extension Date to May 21, 2024 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date (the “Trust Agreement Amendment Proposal”); and

•	Proposal No. 4 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and Class B Ordinary Shares, , in the capital of Aries represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”)

Q.	Are the proposals conditioned on one another?
A.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. If the Redemption Limitation Amendment Proposal is not approved, Aries will not proceed with the Extension if Aries will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. Furthermore, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Board may nevertheless, in its discretion, choose not to implement the Extension and may either liquidate or deposit $80,362.03 per month into the Trust Account to extend the Termination Date up to August 21, 2023 and, if the Termination Date is so extended to August 21, 2023, and you do not elect to redeem all your Class A Ordinary Shares in connection with the Special Meeting, you will not be entitled to redeem your shares until August 21, 2023.

If the Redemption Limitation Amendment Proposal is approved or the Extension Amendment Proposal is approved and one or more Aries shareholders elect to redeem their Class A Ordinary Shares pursuant to the Redemption, Aries will remove from the Trust Account and deliver to the holders of such redeemed Class A Ordinary Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Class A Ordinary Shares, and retain the remainder of the funds in the Trust Account for Aries’s use in connection with consummating an initial Business Combination on or before the applicable Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, and Sponsor does not elect to extend the Termination Date by further funding the Trust Account, or if Aries is otherwise unable to consummate its initial business combination by the Termination Date, Aries will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Aries’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of the holders of Class A Ordinary Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Aries’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Aries’ obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 3,593,750 Class B Ordinary Shares held by them. There will be no distribution from the trust account with respect to Aries’s warrants, which will expire worthless in the event Aries dissolves and liquidates the trust account.

The Adjournment Proposal is conditioned on Aries not obtaining the necessary votes for approving the Extension Amendment Proposal and the Trust Agreement Amendment Proposal prior to the Special Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q.	Why is Aries proposing the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?
A.

The Articles of Association provide for the return of the IPO proceeds held in the Trust Account to the holders of Class A Ordinary Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Aries additional time to complete an initial Business Combination, if needed.

While Aries is using its best efforts to complete an initial Business Combination on or before the Termination Date, the Board believes that it is in the best interests of Aries shareholders that the Extension be obtained so that, in the event an initial Business Combination is for any reason not able to be consummated on or before the Termination Date, Aries will have an additional amount of time to consummate an initial Business Combination. Without the Extension, Aries believes it will not, despite its best efforts, be able to complete an initial Business Combination on or before the Termination Date.

Aries believes that given Aries’s expenditure of time, effort and money on an initial Business Combination, circumstances warrant ensuring that Aries is in the best position possible to consummate an initial Business Combination and that it is in the best interests of Aries shareholders that Aries obtain the Extension if needed.

You are not being asked to vote on a Business Combination at the Special Meeting.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are not approved by Aries shareholders, Aries may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by Aries shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal.

Q.	What vote is required to approve the proposals presented at the Special Meeting?
A.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal require a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and the Class B Ordinary Shares, voting together as a single class, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. An Aries’s shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Special Meeting will not be counted towards the number of Ordinary Shares required to validly pass a resolution, so if a valid quorum is established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. One or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares as of the Record Date entitled to attend and vote at the Special Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall constitute a quorum for the Special Meeting.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association and, pursuant to the Trust Agreement, requires the affirmative vote of least sixty-five percent (65%) of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of at least a majority of the votes cast by the holders of the Class A Ordinary Shares and the Class B Ordinary Shares, voting together as a single class, present or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, an Aries’s shareholder’s failure to vote by proxy or to vote oneself at the Special Meeting will not be counted towards the number of Class A Ordinary Shares and Class B Ordinary Shares required to validly pass a resolution. If a valid quorum is established, such failure to vote will have no effect on the outcome of any vote on the relevant proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the proposals.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?
A.

Aries believes its shareholders will benefit from Aries consummating an initial Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Aries has to complete an initial business combination until the Articles Extension Date or any Additional Articles Extension Date. The Extension would give Aries additional time to complete an initial Business Combination.

The Board believes that it is in the best interests of Aries shareholders that the Extension be implemented so that, in the event an initial Business Combination is for any reason not able to be consummated on or before the Termination Date, Aries will have an additional amount of time to consummate an initial Business Combination. Without the Extension, Aries believes it will not, despite its best efforts, be able to complete an initial Business Combination on or before the Termination Date.

Q.	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?
A.

As discussed above, the Board believes the opportunity to consummate an initial Business Combination is in the best interests of the Company and its shareholders.

Whether a holder of Class A Ordinary Shares votes in favor of or against the Redemption Limitation Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its Class A Ordinary Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Class A Ordinary Shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Class A Ordinary Shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a Business Combination.

If holders of Class A Ordinary Shares do not elect to redeem their Class A Ordinary Shares, such holders will retain redemption rights in connection with any future initial Business Combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Articles Extension Date (or Additional Articles Extension Date, if applicable) to consummate our initial Business Combination.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?
A.

Aries believes shareholders will benefit from Aries consummating an initial Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which Aries has to complete a business combination. The Extension would give Aries additional time to complete the Business Combination.

The Board believes that it is in the best interests of Aries shareholders that the Extension be obtained so that, in the event an initial Business Combination is for any reason not able to be consummated on or before the Termination Date, Aries will have an additional amount of time to consummate an initial Business Combination. Without the Extension, Aries believes it will not, despite its best efforts, be able to complete an initial Business Combination on or before the Termination Date.

Q.	Why should I vote “FOR” the Adjournment Proposal?
A.

If the Adjournment Proposal is not approved by Aries shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?
A.

The initial shareholders have advised Aries that they intend to vote any Class A Ordinary Shares and Class B Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Ordinary Shares in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal. On the Record Date, the Sponsor, Aries’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 3,593,750 Class B Ordinary Shares held by the Sponsor and the officers and directors of Aries, representing approximately sixty-one percent (61%) of Aries’s issued and outstanding shares.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?
A.

If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal, or the Adjournment Proposal (as the case may be) are approved and, if a valid quorum is established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal, Aries may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Class A Ordinary Shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Class A Ordinary Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and we will not redeem any Class A Ordinary Shares in connection with the Extension Amendment Proposal, and the holders of Class A Ordinary Shares  will retain their shares and redemption rights.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved at the Special Meeting or at any adjournment thereof and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, or if Aries is otherwise unable to consummate its initial business combination by the Termination Date, Aries will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Aries’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of the holders of Class A Ordinary Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Aries’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Aries’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and initial shareholders of Aries waived their rights to participate in any liquidation distribution with respect to the 3,593,750 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to Aries’s warrants, which will expire worthless in the event Aries dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are approved and implemented, what happens next?
A.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are approved and implemented, Aries will have the opportunity to consummate an initial Business Combination until May 21, 2024.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Class A Ordinary Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Aries held by Aries’s officers and directors, the Sponsor and its affiliates.

Even if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are approved, the Board may nevertheless choose not to implement the Extension and may either liquidate or extend the Termination Date to August 21, 2023 and, if the Termination Date is so extended to August 21, 2023 and you do not elect to redeem your Class A Ordinary Shares in connection with the Special Meeting, you will not be entitled to redeem your shares until August 21, 2023.

Q.	Am I able to exercise my redemption rights in connection with an initial Business Combination?
A.

If you do not choose to exercise Redemption rights in connection with the Special Meeting, you may choose to exercise Redemption rights in connection with an initial Business Combination if you are a holder of Class A Ordinary Shares as of the close of business on the record date for an initial Business Combination extraordinary general meeting, and you will be able to vote to approve an initial Business Combination in an initial Business Combination extraordinary general meeting, to be held at a later date.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal?
A.

Yes. Whether you vote for or against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Class A Ordinary Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•	sending a later-dated, signed proxy card addressed to Aries’s registered office located at Aries I Acquisition Corporation, cc/o Cayman Management Ltd., 23 Lime Tree Bay, P.O. Box 1569, Grand Cayman, Cayman Islands, KY-1110, so that it is received not less than 48 hours before the time of the Special Meeting or any adjournment thereof; or

•	attending and voting, virtually via the Internet, during the Special Meeting.

You also may revoke your proxy by sending a notice of revocation to Aries’s registered office, which must be received on or before the Special Meeting. Attending the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?
A.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal and the Redemption Limitation Amendment Proposal require a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of at least a majority of the votes cast by the holders of the Class A Ordinary Shares and the Class B Ordinary Shares, voting as a single class, present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Aries believes that all of the proposals presented to the shareholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal.

Q.	What constitutes a quorum at the Special Meeting?
A.

A quorum is the minimum number of Aries shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding Class A Ordinary Shares and the Class B Ordinary Shares entitled to attend and vote at the Special Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?
A.

If you were a holder of record of Class A Ordinary Shares on March    , 2023, the Record Date for the Special Meeting, you may vote with respect to the proposals yourself at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York time, on , 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting and entering the voter control number included on your proxy card.

Q.

Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Adjournment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Aries and its shareholders. The Board unanimously recommends that Aries shareholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Redemption Limitation Amendment Proposal is in the best interests of Aries and its shareholders. The Board unanimously recommends that Aries shareholders vote “FOR” the Redemption Limitation Amendment Proposal.

The Board has also determined that the Trust Agreement Amendment Proposal is in the best interests of Aries and its shareholders. The Board unanimously recommends that Aries shareholders vote “FOR” the Trust Agreement Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Aries and its shareholders. The Board unanimously recommends that Aries shareholders vote “FOR” the Adjournment Proposal.

Q.	What interests do Aries’s directors and officers have in the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal?
A.

Aries’s directors and officers have interests in the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class A Ordinary Shares, Class B Ordinary Shares and private placement warrants that may become exercisable in the future. See the section entitled “Special Meeting of Aries Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal?
A.

No. There are no appraisal or dissenters’ rights available to Aries shareholders in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?
A.

No. The holders of public warrants issued in connection with the IPO, which are exercisable for one share of Class A Ordinary Shares at an exercise price of $11.50 per Class A Ordinary Shares have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?
A.

No. Holders of outstanding Units must separate the underlying Class A Ordinary Shares and public warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Class A Ordinary Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Class A Ordinary Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Class A Ordinary Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Class A Ordinary Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Class A Ordinary Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Class A Ordinary Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?
A.

You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?
A.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, Aries shareholders may seek to redeem all or a portion of their Class A Ordinary Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Aries to pay its taxes, divided by the number of then outstanding Class A Ordinary Shares, subject to the limitations described in the final prospectus dated May 18, 2021, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

In order to exercise your redemption rights, you must, prior to 4:30 p.m. New York time on _____, 2023 (two (2) business days before the Special Meeting), (i) submit a written request to the Trustee, that Aries redeem your Class A Ordinary Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of Aries’s transfer agent is listed under the question “Who can help answer my questions?” below. Aries requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to Aries’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Aries’s transfer agent will need to act to facilitate the request. It is Aries’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because Aries does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Aries’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Aries shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Special Meeting?
A.

You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to Aries shareholders for an initial Business Combination Special Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Special Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?
A.

Aries will pay the cost of soliciting proxies for the Special Meeting. Aries has engaged _____, to assist in the solicitation of proxies for the Special Meeting. Aries will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Aries may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Aries I Acquisition Corporation

23 Lime Tree Bay, P.O. Box 1569

Grand Cayman, Cayman Islands, KY-1110 (630) 386-5288

You may also contact the proxy solicitor for Aries at:

Individuals call toll-free

Banks and brokers call

Email:

To obtain timely delivery, Aries shareholders must request the materials no later than March   , 2023, or five (5) business days prior to the date of the Special Meeting. You may also obtain additional information about Aries from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Class A Ordinary Shares, you will need to send a letter demanding redemption and deliver your Class A Ordinary Shares (either physically or electronically) to the transfer agent on or before 4:30 p.m., New York Time, on March   , 2023 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Class A Ordinary Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

SPECIAL MEETING OF ARIES SHAREHOLDERS

This proxy statement is being provided to Aries shareholders as part of a solicitation of proxies by the Board for use at the Special Meeting of Aries shareholders to be held on , 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about , 2023 to all shareholders of record of Aries as of , 2023, the record date for the Special Meeting. Shareholders of record who owned Class A Ordinary Shares or Class B Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held at  p.m., New York time on , 2023 at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and via live webcast at visiting with the password of . The Special Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Special Meeting

At the Special Meeting, Aries shareholders will consider and vote on the following proposals:

•	Proposal No. 1 — Extension Amendment Proposal — To amend Aries’s Articles of Association to extend the Termination Date from the Current Termination Date to the Article Extension Date and to allow Aries’ Chairman, Chief Executive Officer, or Chief Operating Officer without a further shareholder vote, to elect to further extend the Termination Date on a monthly basis up to eleven (11) times after the Articles Extension Date, for an additional one month each time, and upon five days’ advance notice to the Trustee prior to the applicable Termination Date, until May 21, 2024, or a total of up to fourteen (14) months after the Current Termination Date, unless the closing of an initial Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

•	Proposal No. 2 — The Redemption Limitation Amendment Proposal — To permit the Board, at its discretion, to amend the Articles of Association to eliminate the Redemption Limitation. The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”);

•

Proposal No. 3 — Trust Agreement Amendment Proposal — To amend the Trust Agreement, by and between the Company and the Trustee, to extend the Termination Date to June 21, 2023 and to allow Aries’ Chairman, Chief Executive Officer, or Chief Operating Officer, without a further shareholder vote, to elect to further extend the Termination Date up to eleven (11) times for an additional one (1) month each time from the Articles Extension Date to May 21, 2024 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date (the “Trust Agreement Amendment Proposal”); and

•	Proposal No. 4 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient Class A Ordinary Shares, and Class B Ordinary Shares, in the capital of Aries represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

Voting Power; Record Date

As a shareholder of Aries, you have a right to vote on certain matters affecting Aries. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you own Class A Ordinary Shares or Class B Ordinary Shares at the close of business on March    , 2023, which is the Record Date for the Special Meeting. You are entitled to one (1) vote for each Class A Ordinary Share or Class B Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were issued and outstanding shares, of which shares were held by holders of Class A Ordinary Shares and Class B Ordinary Shares were held by the initial shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal and Redemption Limitation Amendment Proposal require a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. One or more shareholders who together hold not less than a majority of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares entitled to attend and vote at the Special Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal or Redemption Limitation Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles of Association and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Trust Agreement Amendment Proposal and Adjournment Proposal.

It is possible that Aries will not be able to complete its initial business combination on or before the Termination Date, or by the Articles Extension Date (or such applicable Additional Articles Extension Date) if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved. If Aries fails to complete its initial business combination on or before the Termination Date, or by the Articles Extension Date (or such applicable Additional Articles Extension Date) if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Aries will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Class A Ordinary Shares.

Voting Your Shares — Shareholders of Record

If you are an Aries shareholder of record, you may vote by mail, Internet or telephone. Each Class A Ordinary Share or Class B Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Special Meeting. Your one (1) or more proxy cards show the number of Class A Ordinary Shares or Class B Ordinary Shares that you own.

Voting by Mail.   You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Class A Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, ‘FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York time, on              , 2023.

Voting by Internet.   Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting www.cstproxyvote.com and entering the voter control number included on their proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Aries. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Special Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to proxyservices@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC
Attn: Proxy Services Department
1 State Street, 30th Floor
New York, NY 10004

Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:30 p.m., New York time, on               , 2023.

You will receive a confirmation of your registration by email after Aries receives your registration materials. You may attend the Special Meeting by visiting                with the password of             . You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. Follow the instructions provided to vote. Aries encourages you to access the Special Meeting prior to the start time leaving ample time for the check in.

Attending the Special Meeting

The Special Meeting will be held at               New York Time, on             , 2023 and virtually via live webcast on the Internet. You will be able to attend the Special Meeting in person at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and virtually by visiting           with the password of           . In order to vote or submit a question during the Special Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Special Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Special Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•	you may send another proxy card with a later date, provided it is received not less than 48 hours before the time of the Special Meeting or any adjournment thereof;

•	you may notify Aries’s Secretary in writing to Aries I Acquisition Corporation, c/o Cayman Management Ltd., 23 Lime Tree Bay, P.O. Box 1569, Grand Cayman, Cayman Islands KY-1110, before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Aries intends to hold the Business Combination Special Meeting to approve an initial Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call , Aries’s proxy solicitor, at or banks and brokers can call at .

Redemption Rights

In connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each holder of Class A Ordinary Shares may seek to redeem its Class A Ordinary Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Class A Ordinary Shares for cash and will no longer own the shares.

Even if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are approved, Aries may nevertheless choose not to amend the Articles of Association to implement the Extension and may either liquidate or extend the Termination Date to August 21, 2023, at the latest, and, if the Termination Date is so extended to August 21, 2023 and you do not elect to redeem your Class A Ordinary Shares in connection with the Special Meeting, you will not be entitled to redeem your shares until August 21, 2023.

In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Class A Ordinary Shares and public warrants;

•	on or before 4:30 p.m., New York time, two business days before the Special Meeting, tender your shares physically or electronically and submit a request in writing that Aries redeem your Class A Ordinary Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•	deliver your Class A Ordinary Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Class A Ordinary Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Class A Ordinary Shares and public warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Class A Ordinary Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Class A Ordinary Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Class A Ordinary Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Class A Ordinary Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Class A Ordinary Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Class A Ordinary Share by holders of Class A Ordinary Shares will reduce the amount in the Trust Account, which holds cash in the amount of $  million as of the Record Date. Prior to their exercising Redemption rights, Aries shareholders should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Class A Ordinary Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Aries, if any. You will be entitled to receive cash for your Class A Ordinary Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we elect to not extend the Termination Date, Aries will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Class A Ordinary Shares and all of Aries’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal does not affect the right of Aries shareholders to elect to redeem their Class A Ordinary Shares in connection with an initial Business Combination, which is a separate and additional redemption right available to Aries shareholders.

Appraisal or Dissenters’ Rights

There are no appraisal or dissenters’ rights available to Aries shareholders in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal.

Proxy Solicitation Costs

Aries is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. Aries has engaged _____ to assist in the solicitation of proxies for the Special Meeting. Aries and its directors, officers and employees may also solicit proxies on the Internet. Aries will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Aries will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Aries will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Aries shareholders. Directors, officers and employees of Aries who solicit proxies will not be paid any additional compensation for soliciting.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Aries Acquisition Partners, Ltd. is a Cayman Islands exempted company. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by March 21, 2023 or by August 21, 2023 after applicable extension, or such later date that may be approved by Aries shareholders and the Board, such as the Articles Extension Date (or such applicable Additional Articles Extension Date), because the review process extends beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $ per share, without taking into account any interest earned after the Record Date (or approximately $ per share if extended until May 21, 2024 and the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are not approved and no shareholders elect to redeem), and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Interests of the Initial Shareholders

In considering the recommendation of our board to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in an initial Business Combination that are different from, or in addition to, those of other shareholders generally. Shareholders should take these interests into account in deciding whether to approve an initial Business Combination. These interests include, among other things:

•	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by March 21, 2023 provided the Sponsor has elected not to further extend the Termination Date by funding the Trust Account prior to such date, Aries will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Aries public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Class B Ordinary Shares held by the Sponsor and Aries’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $ based upon the closing price of $ per share on Nasdaq on the Record Date.

•	Simultaneously with the consummation of the IPO, the Sponsor purchased 4,456,250 private placement warrants, each exercisable to purchase one Aries Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant for an aggregate of $4,456,250 in connection with the private placement. Upon the closing of an initial business combination (the “Closing”), each private placement warrant may become exercisable to purchase one share of the combined company’s common equity at $11.50 commencing on the later of thirty (30) days following the Closing and up to twelve (12) months from the closing of the IPO, which occurred on May 21, 2021. Such private placement warrants have an aggregate market value of approximately $ based upon the closing per warrant price of $ on Nasdaq on the Record Date. The private placement warrants and Class A Ordinary Shares underlying the private placement warrants will become worthless if Aries does not consummate a business combination by June 21, 2023 (or May 21, 2024 if we extend the period of time to consummate a business combination) or such later date that may be approved by Aries shareholders in accordance with the Articles of Association, such as the Articles Extension Date.

•	The Sponsor and Aries’ directors and officers paid significantly less for their shares and private placement warrants than other current shareholders and holders of public warrants paid for their shares and public warrants purchased in the IPO or shares or warrants purchased in the open market thereafter. Prior to the consummation of the IPO, Sponsor purchased 3,593,750 Class B Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.005 per share. Simultaneously with the consummation of the IPO, Aries consummated the private sale of 4,456,250 private placement warrants to the Sponsor, each of which entitles the holder to purchase one Aries Class A Ordinary Share at an exercise price of $11.50 per share, at a price of $1.00 per warrant.

•	If Aries is unable to complete an initial Business Combination within the required time period, the aggregate dollar amount of non-reimbursable funds is $37,682,395, comprised of (a) $36,476,562 representing the market value of Class B Ordinary Shares, (b) $53,475 representing the market value of private placement warrants and (c) $1,152,358 of unpaid expenses incurred by the Sponsor and Aries’s officers and directors and their affiliates. Certain Aries directors and executive officers have indirect economic interests in the private placement warrants and in the Class B Ordinary Shares.

•	The Sponsor has agreed not to redeem any Class A Ordinary Shares or Class B Ordinary Shares, held by it in connection with a shareholder vote to approve a proposed initial business combination.

•	The Sponsor and Aries’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares held by them if Aries fails to complete an initial business combination by June 21, 2023 (or May 21, 2024 after applicable extension, or such later date that may be approved by Aries shareholders, such as the Extended Date).

•	The continued indemnification of current directors and officers of Aries and the continuation of directors’ and officers’ liability insurance after an initial Business Combination.

•	As of March 1, 2023, the Sponsor has loaned Aries $1,965,659.21 in the aggregate, to be used for a portion of the expenses of the Public Offering and extension payments to extend the period of time that Aries has to consummate its initial business combination to March 21, 2023. The loans are non-interest bearing and unsecured.

•	The Articles of Association contains a waiver of the corporate opportunity doctrine, and there could have been business combination targets that have been appropriate for a combination with Aries but were not offered due to an Aries director’s duties to another entity. Aries does not believe that the waiver of the corporate opportunity doctrine in its Articles of Association interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are approved and Aries consummates an initial business combination, the officers and directors of Aries may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

Aries is proposing to amend its Articles of Association to extend the date by which Aries has to consummate a business combination to the Articles Extension Date so as to give Aries additional time to complete an initial Business Combination.

Aries intends to hold an initial Business Combination extraordinary general meeting at a future date to approve an initial Business Combination. While Aries is using its best efforts to complete an initial Business Combination on or before the Termination Date, the Board believes that it is in the best interests of Aries shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Aries will have an additional amount of time to consummate an initial Business Combination. Without the Extension, Aries believes it will not, despite its best efforts, be able to complete an initial Business Combination on or before the Termination Date. If that were to occur, Aries would be precluded from completing an initial Business Combination and would be forced to liquidate even if Aries shareholders are otherwise in favor of consummating an initial Business Combination.

Articles of Association

Aries believes that given Aries’s expenditure of time, effort and money on an initial Business Combination, circumstances warrant ensuring that Aries is in the best position possible to consummate an initial Business Combination and that it is in the best interests of Aries shareholders that Aries obtain the Extension if needed. Aries believes an initial Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Class A Ordinary Shares may elect to redeem all or a portion of their Class A Ordinary Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Redemption Limitation Amendment Proposal or the Extension Amendment Proposal is approved. You may elect to redeem your Class A Ordinary Shares in connection with the Special Meeting.

On the Record Date, the redemption price per Public Share was approximately $              (which is expected to be the same approximate amount two (2) business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $               million as of the Record Date (including interest not previously released to Aries to pay its taxes), divided by the total number of then outstanding Class A Ordinary Shares. The closing price of the Class A Ordinary Shares on Nasdaq Capital Market on the Record Date was $              . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a holder of Class A Ordinary Shares receiving approximately $                    more per share than if the Class A Ordinary Shares were sold in the open market. Aries cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Aries believes that such redemption right enables its holders of Class A Ordinary Shares to determine whether to sustain their investments for an additional period if Aries does not complete an initial Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Articles of Association currently provide that Aries has up until August 21, 2023 to complete an initial business combination, subject to valid one month extensions being given on a monthly basis, subject to Trustee notice requirements and the payment of applicable fees. Aries and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete an initial Business Combination unless Aries provided holders of its Class A Ordinary Shares with the right to seek redemption of their Class A Ordinary Shares in connection therewith. While Aries is using its best efforts to complete an initial Business Combination on or before the Termination Date, the Board believes that it is in the best interests of Aries shareholders that the Extension be obtained so that, in the event an initial Business Combination is for any reason not able to be consummated on or before the Termination Date, Aries will have an additional amount of time to consummate an initial Business Combination. Without the Extension, Aries believes it will not, despite its best efforts, be able to complete an initial Business Combination on or before the Termination Date. If that were to occur, Aries would be precluded from completing an initial Business Combination and would be forced to liquidate even if Aries shareholders are otherwise in favor of consummating an initial Business Combination.

The Extension Amendment Proposal is essential to allowing Aries additional time to consummate an initial Business Combination in the event an initial Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. If the Redemption Limitation Amendment Proposal is not approved, Aries will not proceed with the Extension if Aries will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. Even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Board may nevertheless choose not to implement the Extension and may either liquidate or extend the Termination Date to August 21, 2023 and, if the Termination Date is so extended to August 21, 2023 and you do not elect to redeem your shares in connection with the Special Meeting, you will not be entitled to redeem your shares until August 21, 2023.

Aries believes that given Aries’s expenditure of time, effort and money on an initial Business Combination, circumstances warrant ensuring that Aries is in the best position possible to consummate an initial Business Combination and that it is in the best interests of Aries shareholders that Aries obtain the Extension if needed.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and/or if Aries is otherwise unable to consummate an initial Business Combination by the Termination Date, Aries will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Aries’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of the holders of Class A Ordinary Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Aries’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Aries’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 3,593,750 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to Aries’s warrants, which will expire worthless in the event Aries dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved by shareholders and the Extension is implemented by the Board, Aries intends to file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies. Aries will then continue to attempt to consummate Business Combination until the Articles Extension Date or any Additional Articles Extension Date. Aries will remain a reporting company under the Exchange Act and its Units, Class A Ordinary Shares and public warrants will remain publicly traded during this time.

In addition, if the Redemption Limitation Proposal is not approved, Aries will not proceed with the Extension if Aries will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor and Aries’ Directors and Officers

When you consider the recommendation of the Board, Aries shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of Aries have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Aries shareholders that they approve the Extension Amendment Proposal. Aries shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by March 21, 2023 provided the Sponsor has elected not to further extend the Termination Date by funding the Trust Account prior to such date, Aries will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Aries public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Class B Ordinary Shares held by the Sponsor and Aries’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $ based upon the closing price of $ per share on Nasdaq on the Record Date.

•	Simultaneously with the consummation of the IPO, the Sponsor purchased 4,456,250 private placement warrants, each exercisable to purchase one Aries Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant for an aggregate of $4,456,250 in connection with the private placement. Upon the closing of an initial business combination (the “Closing”), each private placement warrant may become exercisable to purchase one share of the combined company’s common equity at $11.50 commencing on the later of thirty (30) days following the Closing and up to twelve (12) months from the closing of the IPO, which occurred on May 21, 2021. Such private placement warrants have an aggregate market value of approximately $ based upon the closing per warrant price of $ on Nasdaq on the Record Date. The private placement warrants and Class A Ordinary Shares underlying the private placement warrants will become worthless if Aries does not consummate a business combination by the applicable Termination Date.

•	The Sponsor and Aries’ directors and officers paid significantly less for their shares and private placement warrants than other current shareholders and holders of public warrants paid for their shares and public warrants purchased in the IPO or shares or warrants purchased in the open market thereafter. Prior to the consummation of the IPO, Sponsor purchased 3,593,750 Class B Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.005 per share. Simultaneously with the consummation of the IPO, Aries consummated the private sale of 4,456,250 private placement warrants to the Sponsor, each of which entitles the holder to purchase one Aries Class A Ordinary Share at an exercise price of $11.50 per share, at a price of $1.00 per warrant.

•	If Aries is unable to complete an initial Business Combination within the required time period, the aggregate dollar amount of non-reimbursable funds is $37,682,395, comprised of (a) $36,476,562 representing the market value of Class B Ordinary Shares, (b) $53,475 representing the market value of private placement warrants and (c) $1,152,358 of unpaid expenses incurred by the Sponsor and Aries’s officers and directors and their affiliates. Certain Aries directors and executive officers have indirect economic interests in the private placement warrants and in the Class B Ordinary Shares.

•	The Sponsor has agreed not to redeem any Class A Ordinary Shares or Class B Ordinary Shares, held by it in connection with a shareholder vote to approve a proposed initial business combination.

•	The Sponsor and Aries’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares held by them if Aries fails to complete an initial business combination by the applicable Termination Date.

•	The continued indemnification of current directors and officers of Aries and the continuation of directors’ and officers’ liability insurance after an initial Business Combination.

•	As of March 1, 2023, the Sponsor has loaned Aries $1,965,659.21 in the aggregate, to be used for a portion of the expenses of the Public Offering and extension payments to extend the period of time that Aries has to consummate its initial business combination to March 21, 2023. The loans are non-interest bearing and unsecured.

•	The Articles of Association contains a waiver of the corporate opportunity doctrine, and there could have been business combination targets that have been appropriate for a combination with Aries but were not offered due to an Aries director’s duties to another entity. Aries does not believe that the waiver of the corporate opportunity doctrine in its Articles of Association interfered with its ability to identify an acquisition target.

Redemption Rights

In connection with the Redemption Limitation Proposal and the Extension Amendment Proposal and contingent upon their respective approvals by the shareholders, each public shareholder may seek to redeem its Class A Ordinary Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Class A Ordinary Shares for cash and will no longer own the shares. However, if the Redemption Limitation Amendment Proposal is not approved, Aries will not proceed with the Extension Amendment Proposal if Aries will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

Even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Aries may nevertheless choose not to implement the Extension and may either liquidate or extend the Termination Date to August 21, 2023 and, if the Termination Date is so extended to August 21, 2023 and you do not elect to redeem all your shares in connection with the Special Meeting, you will not be entitled to redeem your shares until August 21, 2023.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Class A Ordinary Shares and public warrants;

•	on or before two business days before the Special Meeting, tender your shares physically or electronically and submit a request in writing that Aries redeem your Class A Ordinary Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•	deliver your Class A Ordinary Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Class A Ordinary Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Class A Ordinary Shares and public warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Class A Ordinary Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Class A Ordinary Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Class A Ordinary Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Class A Ordinary Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Class A Ordinary Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Class A Ordinary Share by Aries’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $           million as of the Record Date. Prior to their exercising redemption rights, Aries shareholders should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their shares of Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Class A Ordinary Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Aries, if any. You will be entitled to receive cash for your Class A Ordinary Shares only if you properly and timely demand redemption.

If Aries does not consummate an initial business combination on or before the Termination Date, the Extension Amendment Proposal is not approved, and we do not elect to extend the Termination Date, Aries will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of Aries’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Aries shareholders to elect to redeem their Class A Ordinary Shares in connection with an initial Business Combination, which is a separate and additional redemption right available to Aries shareholders.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders (as defined below) that elect to have their Class A Ordinary Shares redeemed for cash if the Extension Amendment Proposal is approved.

This section applies only to U.S. Holders that hold their Class A Ordinary Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment).

This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the Class A Ordinary Shares;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes);

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of Class A Ordinary Shares (except as specifically provided below);

•	the Sponsor or its affiliates, officers or directors;

•	persons that acquired their Class A Ordinary Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their Class A Ordinary Shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar; or

•	“controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Class A Ordinary Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Class A Ordinary Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the exercise of redemption rights with respect to their Class A Ordinary Shares.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally.

Subject to the discussion below under the section entitled “— PFIC Considerations,” the U.S. federal income tax consequences to a U.S. Holder of Class A Ordinary Shares that exercises its redemption rights with respect to its Class A Ordinary Shares to receive cash in exchange for all or a portion of its Class A Ordinary Shares will depend on whether the redemption qualifies as a sale of Class A Ordinary Shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A Ordinary Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale.” If the redemption does not qualify as a sale of Class A Ordinary Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Class A Ordinary Shares qualifies for sale treatment will depend largely on the total amount of shares in the Company held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares outstanding before and after the redemption. The redemption of Class A Ordinary Shares generally will be qualified as a sale of Class A Ordinary Shares (rather than a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only Class A Ordinary Shares actually owned by the U.S. Holder, but also Class A Ordinary Shares that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of warrants.

In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of Class A Ordinary Shares must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Class A Ordinary Shares). For this purpose, voting shares generally means shares that participate in the election of the board of directors. Since the Class A Ordinary Shares do not participate in the election of the board of directors prior to the initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose. Consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of Class A Ordinary Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Class A Ordinary Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Ordinary Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Class A Ordinary Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares in the Company constructively owned by the U.S. Holder.

Taxation of Redemption Treated as a Distribution.

If the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of Class A Ordinary Shares on a per-share basis. Any remaining excess will be treated as gain realized on the sale of Class A Ordinary Shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale.” However, we do not currently maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any amounts treated as a distribution as a result of a redemption of Class A Ordinary Shares will be reported as dividend income.

Taxation of Redemption Treated as a Sale

Subject to the discussion below under the section entitled “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Class A Ordinary Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Class A Ordinary Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. However, it is unclear whether the redemption rights included in the Class A Ordinary Shares suspends the running of the holding period while the U.S. Holder holds such Class A Ordinary Shares.

U.S. Holders who hold different blocks of Class A Ordinary Shares (including as a result of holding different blocks of Class A Ordinary Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

Definition of a PFIC.

A foreign (i.e., non-U.S.) corporation will be classified as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of the Company.

Based upon the composition of its income and assets, and upon a review of its financial statements, the Company likely will not be eligible for the startup exception and therefore likely was a PFIC for its most recent taxable year ended on December 31, 2022 and likely will be a PFIC for the current taxable year.

Effects of PFIC Rules on the Redemption

If the Company has been classified as a PFIC at any time during a U.S. Holder’s holding period in its Class A Ordinary Shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such Class A Ordinary Shares or in which the Company was a PFIC, whichever is later (or a QEF Election along with a purging election), or an (b) an MTM Election (as defined below) with respect to such Class A Ordinary Shares, any gain recognized by the U.S. Holder on the redemption of such Class A Ordinary Shares would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of the Company. Under these rules:

•	the U.S. Holder’s gain will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s Class A Ordinary Shares;

•	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which the Company was a PFIC, will be taxed as ordinary income;

•	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

The impact of the PFIC rules on the exercise of the redemption rights by a U.S. Holder will depend on whether the U.S. Holder has made a timely and effective election to treat the Company as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of Class A Ordinary Shares during which the Company qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. A purging election creates a deemed sale of the U.S. Holder’s Class A Ordinary Shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to the purging election subject to the special PFIC tax and interest charge rules described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its Class A Ordinary Shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its Class A Ordinary Shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to the Company is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. The Company will endeavor to provide PFIC Annual Information Statements, upon written request, to U.S. Holders of Class A Ordinary Shares with respect to each current and future taxable year for which the Company determines it is or has been a PFIC. There is no assurance, however, that the Company will timely provide such information. A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) generally would not be subject to the adverse PFIC rules discussed above but instead would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of the Company, whether or not such amounts are actually distributed.

The impact of the PFIC rules on the exercise of the redemption rights by a U.S. Holder may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code. U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may annually elect to mark such stock or shares to its market value if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq (an “MTM Election”). No assurance can be given that the Class A Ordinary Shares are considered to be marketable stock for purposes of the MTM Election or whether the other requirements of this election are satisfied. If MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the adverse PFIC rules discussed above under the section entitled “— Effects of PFIC Rules on Redemption” but instead, in general, will include as ordinary income each year the excess, if any, of the fair market value of its Class A Ordinary Shares at the end of its taxable year over its adjusted basis in its Class A Ordinary Shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis in its Class A Ordinary Shares over the fair market value of Class A Ordinary Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The U.S. Holder’s basis in its Class A Ordinary Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on the redemption of its Class A Ordinary Shares will be treated as ordinary income. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the PFIC stock, then the adverse PFIC rules discussed above under the section entitled “— Effects of PFIC Rules on Redemption” may apply to the redemption of Class A Ordinary Shares under certain circumstances.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the Class A Ordinary Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and the Class B Ordinary Shares, voting as a single class, present in person or represented by proxy and entitled to vote thereon and who vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditional upon each other. This means that if one proposal is approved by the shareholders and the other proposal is not, neither of the proposals will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to not implement the Extension at any time without any further action by our shareholders.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Special Meeting in relation to the Extension Amendment Proposal is as follows:

•	RESOLVED, as a special resolution, that subject to approval of the Trust Agreement Amendment Proposal and with effect from the date that the board of directors of the Company may, in its discretion, determine, article 36.2 of the Company's Second Amended and Restated Articles of Association as currently in effect be deleted in its entirety and replaced with the following new article 36.2:

“The Company has until 21 June 2023 (the Initial Termination Date) to consummate a Business Combination provided however that if the board of directors anticipates

•	RESOLVED, as a special resolution, that subject to approval of the Trust Agreement Amendment Proposal and with effect from the date that the board of directors of the Company may, in its discretion, determine, article 36.2 of the Company's Second Amended and Restated Articles of Association as currently in effect be deleted in its entirety and replaced with the following new article 36.2:

“The Company has until 21 June 2023 (the Initial Termination Date) to consummate a Business Combination provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination by the Initial Termination Date, the Chairman, Chief Executive Officer, or Chief Operating Officers of the Company (the Authorized Officers) may elect to extend the period of time to consummate a Business Combination up to eleven (11) times, each by an additional one month extension, in accordance with terms as set out in the trust agreement governing the Trust Account (the Initial Extended Termination Date, as so extended, the Extended Termination Date). In the event that the Company does not consummate a Business Combination by the later of the Initial Termination Date or the applicable Extended Termination Date (subject, in respect of the applicable Extended Termination Date, to valid extensions having been made in each case), (such applicable date being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the Company's remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Law to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”;

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ARIES SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 – THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

We are proposing to permit the Board, at its discretion, to amend our Articles of Association to eliminate from the Articles of Association the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

Our Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed, and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles of Association would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Class A Ordinary Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Class A Ordinary Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved, our Articles of Association will be amended in the discretion of the Board, to delete in its entirety article 36.5(c) of the Articles of Association of Aries currently in effect.

Interests of the Sponsor and Aries’ Directors and Officers

When you consider the recommendation of the Board, Aries shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of Aries have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Aries shareholders that they approve the Redemption Limitation Amendment Proposal. Aries shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

•	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by March 21, 2023 provided the Sponsor has elected not to further extend the Termination Date by funding the Trust Account prior to such date, Aries will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Aries public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Class B Ordinary Shares held by the Sponsor and Aries’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $ based upon the closing price of $ per share on Nasdaq on the Record Date.

•	Simultaneously with the consummation of the IPO, the Sponsor purchased 4,456,250 private placement warrants, each exercisable to purchase one Aries Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant for an aggregate of $4,456,250 in connection with the private placement. Upon the closing of an initial business combination (the “Closing”), each private placement warrant may become exercisable to purchase one share of the combined company’s common equity at $11.50 commencing on the later of thirty (30) days following the Closing and up to twelve (12) months from the closing of the IPO, which occurred on May 21, 2021. Such private placement warrants have an aggregate market value of approximately $ based upon the closing per warrant price of $ on Nasdaq on the Record Date. The private placement warrants and Class A Ordinary Shares underlying the private placement warrants will become worthless if Aries does not consummate a business combination by the applicable Termination Date.

•	The Sponsor and Aries’ directors and officers paid significantly less for their shares and private placement warrants than other current shareholders and holders of public warrants paid for their shares and public warrants purchased in the IPO or shares or warrants purchased in the open market thereafter. Prior to the consummation of the IPO, Sponsor purchased 3,593,750 Class B Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.005 per share. Simultaneously with the consummation of the IPO, Aries consummated the private sale of 4,456,250 private placement warrants to the Sponsor, each of which entitles the holder to purchase one Aries Class A Ordinary Share at an exercise price of $11.50 per share, at a price of $1.00 per warrant.

•	If Aries is unable to complete an initial Business Combination within the required time period, the aggregate dollar amount of non-reimbursable funds is $37,682,395, comprised of (a) $36,476,562 representing the market value of Class B Ordinary Shares, (b) $53,475 representing the market value of private placement warrants and (c) $1,152,358 of unpaid expenses incurred by the Sponsor and Aries’s officers and directors and their affiliates. Certain Aries directors and executive officers have indirect economic interests in the private placement warrants and in the Class B Ordinary Shares.

•	The Sponsor has agreed not to redeem any Class A Ordinary Shares or Class B Ordinary Shares, held by it in connection with a shareholder vote to approve a proposed initial business combination.

•	The Sponsor and Aries’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares held by them if Aries fails to complete an initial business combination by the applicable Termination Date.

•	The continued indemnification of current directors and officers of Aries and the continuation of directors’ and officers’ liability insurance after an initial Business Combination.

•	As of March 1, 2023, the Sponsor has loaned Aries $1,965,659.21 in the aggregate, to be used for a portion of the expenses of the Public Offering and extension payments to extend the period of time that Aries has to consummate its initial business combination to March 21, 2023. The loans are non-interest bearing and unsecured.

•	The Articles of Association contains a waiver of the corporate opportunity doctrine, and there could have been business combination targets that have been appropriate for a combination with Aries but were not offered due to an Aries director’s duties to another entity. Aries does not believe that the waiver of the corporate opportunity doctrine in its Articles of Association interfered with its ability to identify an acquisition target.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and the Class B Ordinary Shares, voting as a single class, present in person or represented by proxy and entitled to vote thereon and who vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Redemption Limitation Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Special Meeting in relation to Redemption Limitation Amendment Proposal is as follows:

RESOLVED, as a special resolution, at the discretion of the Board, that article 36.5(c) of the Company's Second Amended and Restated Articles of Association as currently in effect be deleted in its entirety.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ARIES SHAREHOLDERS VOTE “FOR”
THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 – THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our existing Trust Agreement to extend the Termination Date to June 21, 2023 and to allow Aries’ Chairman, Chief Executive Officer, or Chief Operating Officer, without a further shareholder vote, to elect to further extend the Termination Date up to eleven (11) times for an additional one (1) month each time from Articles Extension Date to May 21, 2024 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to extend the Termination Date to June 21, 2023 and to allow Aries’ Chairman, Chief Executive Officer, or Chief Operating Officer, without a further shareholder vote, to elect to further extend the Termination Date up to eleven (11) times for an additional one (1) month each time, from the Articles Extension Date to May 21, 2024.

Even if the Extension Amendment Proposal, Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal are approved, Aries may nevertheless choose not to implement the Extension and may either liquidate or extend the Termination Date to August 21, 2023 and, if the Termination Date is so extended to August 21, 2023 and you do not elect to redeem all your shares in connection with the Special Meeting, you will not be entitled to redeem your shares until August 21, 2023.

The Trust Agreement Amendment Proposal is essential to allowing Aries additional time to consummate a Business Combination in the event an initial Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Aries will not proceed with the Extension or the Redemption if Aries will not have at least $5,000,001 of net tangible of net tangible assets upon its consummation of the Extension, after taking into account the Redemption (unless the Redemption Limitation Amendment Proposal is concurrently approved at the Special Meeting).

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, and we do not consummate an initial business combination by March 31, 2023 (or by August 21, 2023 if the Company requests to extend the Termination Date by through the currently applicable extension periods and Sponsor deposits $80,362.03 per one-month extension), we will be required to either dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Class A Ordinary Shares and our warrants to purchase Class A Ordinary Shares will expire worthless.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Class B Ordinary Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this Special Meeting, in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Termination Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Termination Date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the Company’s then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, will be required to approve the Trust Agreement Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal and the Extension Amendment Proposal are conditional upon each other. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to not implement the Trust Agreement Amendment at any time without any further action by our shareholders.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT ARIES SHAREHOLDERS VOTE “FOR”THE TRUST AGREEMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Aries shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Aries shareholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a majority of the votes cast by the holders of Class A Ordinary Shares and the Class B Ordinary Shares, voting together as a single class, present in person or represented by proxy and entitled to vote thereon and who vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ARIES SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF ARIES AND CERTAIN INFORMATION ABOUT ARIES

General

Aries is a blank check company incorporated on January 15, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On May 21, 2021, the Company consummated the IPO of 14,375,000 Units including 1,875,000 Units that were issued pursuant to the underwriters’ exercise of their over-allotment option in full, at $10.00 per Unit, generating gross proceeds of $143,750,000. Simultaneously with the closing of the IPO, we completed the Private Placement where we sold 4,456,250 private placement warrants to the Sponsor at a purchase price of $1.00 per warrant, generating gross proceeds of $4,456,250. A total of $145,187,500 from the net proceeds of the sale of the Units in the IPO and the sale of the private placement warrants was placed in a Trust Account. For additional information, see the information set forth under the caption “Item 1. Business” in Aries Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022 (as amended on August 23, 2022).

BENEFICIAL OWNERSHIP OF SECURITIES1

The following table sets forth information regarding the beneficial ownership of Aries’s Class A Ordinary Shares and Class B Ordinary Shares as of March              , 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Aries’ Class A Ordinary Shares and Class B Ordinary Shares, by:

•	each person known by Aries to be the beneficial owner of more than 5% of Aries’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of Aries’ executive officers and directors that beneficially owns shares of Aries’s Class A Ordinary Shares or Class B Ordinary Shares; and

•	all Aries’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 5,889,808 outstanding shares (including 2,296,058 Class A Ordinary Shares and 3,593,750 Class B Ordinary Shares) issued and outstanding as of March          , 2023.

Voting power represents the combined voting power of Class A Ordinary Shares or Class B Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. The table below does not include the Class A Ordinary Shares underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, Aries believes that all persons named in the table have sole voting and investment power with respect to all Class A Ordinary Shares or Class B Ordinary Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Class A Ordinary Shares	% of Total Class A Ordinary Shares	Class B Ordinary Shares	% of Total Class B Ordinary Shares
Directors and Officers
Randy Brinkley	—	—%	—	—%
Paul Wolfe(3)	—	—%	—	—%
Andrew Lester	—	—%	—	—%
Josh Lewis	—	—%	—	—%
Nathan Smith	—	—%	—	—%
Ken Rosenblum	—	—%	—	—%
Thane Ritchie(3)	—	—%	—	—%
Aaron Ratner	—	—%	—	—%
Dan Tapiero	—	—%	—	—%
Ray Conley	—	—%	—	—%
Mark Mykityshyn	—	—%	—	—%
Dan Webb	—	—%	—	—%
5% Shareholders
Aries Acquisition Partners, Ltd. (the Sponsor)(2)(3)	—	—%	3,593,750	100.0%
The K2 PRINCIPAL FUND, L.P.(4)	657,736	28.66%	—	—%
Meteora Capital, LLC(5)	149,908	6.53%	—	—%
LMR Partners LLP(6)	85,096	3.71%	—	—%
Periscope Capital Inc.(7)	126,157	5.49%	—	—%
Sea Otter Advisors LLC(8)	119,292	5.20%	—	—%
Shaolin Capital Management LLC(9)	918,116	39.99%	—	—%
Radcliffe Capital Management, L.P.(10)	253,360	11.03%	—	—%

*       Less than 1%

(1)	Unless otherwise noted, the business address of each of the following is 90 N. Church Street, P.O. Box 10315, Grand Cayman, Cayman Islands KY-1003.

(2)	Interests shown consist solely of Class B Ordinary Shares. Such Class B Ordinary Shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)	Aries Acquisition Partners Ltd. is a Cayman Islands exempted company. The Sponsor has a board of managers consisting of three persons including Thane Ritchie and Paul Wolfe. Any action by the Sponsor with respect to our company or the Class B Ordinary Shares, including voting and dispositive decisions, requires a majority vote of the board of managers. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of the Sponsor’s managers, none of the managers of the Sponsor is deemed to be a beneficial owner of the Sponsor’s securities, even those in which he holds a pecuniary interest. Accordingly, none of our executive officers is deemed to have or share beneficial ownership of the Class B Ordinary Shares held by the Sponsor.

(4)	According to a Schedule 13G/A filed with the SEC on July 2, 2021, Shawn Kimel Investments, Inc., an Ontario corporation (“SKI”), The K2 Principal Fund, L.P., an Ontario limited partnership (the “Fund”), K2 Genpar 2017 Inc., an Ontario corporation and the General Partner to the Fund (“Genpar 2017”), and K2 & Associates Investment Management Inc., an Ontario corporation (“K2 & Associates”) hold the interests shown. Daniel Gosselin is Vice president of SKI, Secretary of Genpar 2017, and President of K2 & Associates. K2 & Associates is a direct 66.5% owned subsidiary of SKI, and is the investment manager of the Fund.

(5)	According to a Schedule 13G filed with the SEC on February 16, 2023, the Class A Ordinary Shares are owned by Meteora Capital, LLC, a Delaware limited liability company (“Meteora Capital”), which serves as an investment manager to certain funds and managed accounts, and Vik Mittal, a natural person who is a United States citizen, who serves as the managing member of Meteora Capital.

(6)	According to a Schedule 13G filed with the SEC on February 14, 2022, the Class A Ordinary Shares are owned by LMR Partners LLP, LMR Partners Limited, LMR Partners LLC and LMR Partners AG (collectively, the “LMR Investment Managers”), which serve as the investment managers to certain funds, including, without limitation, LMR Master Fund and LMR CCSA Master Fund, with respect to the Class A Ordinary Shares held by the LMR Master Fund and LMR CCSA Master Fund; and Ben Levine and Stefan Renold, who are ultimately in control of the investment and voting decisions of the LMR Investment Managers with respect to the securities held by the LMR Master Fund and LMR CCSA Master Fund.

(7)	According to a Schedule 13G filed with the SEC on February 13, 2023, the Class A Ordinary Shares are owned by Periscope Capital Inc., a Canadian corporation (“Periscope”), which acts as the investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own Class A Ordinary Shares.

(8)	According to a Schedule 13G filed with the SEC on February 2, 2023, the Class A Ordinary Shares are owned by Sea Otter Advisors LLC, a Delaware limited liability company (“Sea Otter”), which serves as the investment advisor to Sea Otter Trading LLC.

(9)	According to a Schedule 13G filed with the SEC on February 11, 2022, the Class A Ordinary Shares are owned by Shaolin Capital Management LLC, a company incorporated under the laws of the State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd., a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPAC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by Shaolin Capital Management LLC.

(10)	According to a Schedule 13G filed with the SEC on February 14, 2022, the interests shown are held by Radcliffe Capital Management, L.P. 253,360 shares are deemed beneficially owned by Radcliffe Capital Management, L.P; 253,360 Ordinary Shares are deemed beneficially owned by RGC Management Company, LLC; 253,360 Ordinary Shares are deemed beneficially owned by Steven B. Katznelson; 253,360 Ordinary Shares are deemed beneficially owned by Christopher Hinkel; 253,360 Ordinary Shares are deemed beneficially owned by Radcliffe SPAC Master Fund, L.P.; 253,360 Ordinary Shares are deemed beneficially owned by Radcliffe SPAC GP, LLC.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal, Redemption Limitation Amendment Proposal, and Trust Agreement Amendment Proposal are approved, and the Articles Extension Date is implemented, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date (or such applicable Additional Articles Extension Date) to consider and vote upon approval of our initial business combination and other related matters. If the Extension Amendment Proposal is not approved, of if it is approved but we do not consummate a business combination before the Articles Extension Date (or such applicable Additional Articles Extension Date), as applicable, we will dissolve and liquidate.

HOUSEHOLDING INFORMATION

Unless Aries has received contrary instructions, Aries may send a single copy of this proxy statement to any household at which two or more shareholders reside if Aries believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Aries’s expenses. However, if shareholders prefer to receive multiple sets of Aries’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Aries’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact Aries at the following address:

Aries I Acquisition Corporation
23 Lime Tree Bay, P.O. Box 1579
Grand Cayman, Cayman Islands KY-1110
(630) 386-5288

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Aries files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Aries’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Aries’s filings with the SEC (excluding exhibits) at no cost by contacting Aries at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Aries’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact Aries at the following address:

Aries I Acquisition Corporation
23 Lime Tree Bay, P.O. Box 1579
Grand Cayman, Cayman Islands KY-1110
(630) 386-5288

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Aries’s proxy solicitation agent at the following address, telephone number and e-mail address:

Individuals call toll-free
Banks and brokers call
Email:

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an Aries shareholder and would like to request documents, please do so by , 2023, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from Aries, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of March    , 2023, to the Trust Agreement (as defined below) is made by and between Aries I Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of May 18, 2021 (the “Original Trust Agreement”);

WHEREAS, the Original Trust Agreement was amended pursuant to Amendment No. 1, dated as of August 15, 2022 (the “First Amendment”), by and between the Company and the Trustee (the Original Trust Agreement, as amended by the First Amendment, being referred to herein as the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of the Company held on March    , 2023 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend Aries’s Second Amended and Restated Articles of Association (the “A&R COI”) to extend, without the requirement to pay any extension fee(s), the date by which it has to consummate a Business Combination from March 21, 2023 to June 21, 2023 (the “Termination Date”), and giving the Company the right to further extend the Termination Date on a month to month basis, beginning on June 21, 2023 until May 21, 2024 (i.e., for up to a period of time ending 36 months after the consummation of its initial public offering) (the “Extension”); and (ii) a proposal to amend the Trust Agreement, as amended, to permit the Extension upon five days’ advance notice to the Trustee prior to the Termination Date.

NOW THEREFORE, IT IS AGREED:

1.   Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board and Secretary or Assistant Secretary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (A) the date that is 25 months after the closing of the IPO (“Closing”), or (B) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 26 months after the Closing, or (C) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 27 months after the Closing, or (D) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 28 months after the Closing, or (E) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 29 months after the Closing, or (F) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 30 months after the Closing, or (G) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 31 months after the Closing, or (H) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 32 months after the Closing, or (I) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 33 months after the Closing, or (J) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 34 months after the Closing, or (K) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 35 months after the Closing, or (L) if the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board further extends the time to complete the Business Combination by one (1) month, the date that is 36 months after the Closing, but, if the Company has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date. For example, if during the eleven (11) month period spanning 25 months and 36 months after the Closing, the President, Chief Executive Officer, Chief Operating Officer or Chairman of the Board has not further extended the time to complete the Business Combination by one (1) month by the 5th day prior to the last day of the 10th month, then the Last Date shall be the last day of the 10th month. The form of any extension contemplated by this Section 1(i) shall be in substantially the form attached hereto as Exhibit E.”

2.   Section 1(m) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(m)       Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five business days prior to the Applicable Deadline, signed on behalf of the Company by an executive officer, follow the instructions set forth in the Extension Letter.”

3.   Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez

Re:

Trust Account No. [   ] Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Aries I Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company, dated as of May 18, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from       to       (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the [Applicable Deadline]. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Very truly yours,

ARIES I ACQUISITION CORPORATION

By:

Name:
Title:

cc:

Wells Fargo Securities, LLC

Kingswood Capital Markets

4.   All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5.   This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6.   This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:

Name:

Francis Wolf

Title:

Vice President

ARIES I ACQUISITION CORPORATION

By:

Name:

Thane Ritchie

Title:

Chairman

PROXY CARD
FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
ARIES I ACQUISITION CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Ken Rosenblum and Paul Wolfe (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of shareholders of Aries I Acquisition Corporation to be held on March [ ], 2023 at 2:00 p.m., New York Time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and via live webcast at visiting [ ] or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

ARIES I ACQUISITION CORPORATION - THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal - “RESOLVED, as a special resolution, that subject to the approval of the Trust Agreement Amendment Proposal and with effect from the date that the board of directors of the Company may, in its discretion, determine, article 36.2 of the Company’s Second Amended and Restated Articles of Association as currently in effect be deleted in its entirety and replaced with the following new article 36.2.”	FOR ☐	AGAINST ☐	ABSTAIN ☐
(2) The Redemption Limitation Amendment Proposal – “RESOLVED, as a special resolution, with immediate effect, that article 36.5(c) of the Company’s Second Amended and Restated Articles of Association as currently in effect by deleted in its entirety.”	FOR ☐	AGAINST ☐	ABSTAIN ☐
(3) The Trust Agreement Amendment Proposal - To approve an amendment to the Company’s Investment Management Trust Agreement, dated May 18, 2021, by and between Aries and Continental Stock Transfer & Trust Company, to extend the Termination Date to June 21, 2023 and allow the Company to further extend the Termination Date up to nine (9) times for an additional one (1) month each time from the Current Termination Date to March 21, 2024 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date.	FOR ☐	AGAINST ☐	ABSTAIN ☐
(4) The Adjournment Proposal - To adjourn the special meeting of Aries shareholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:           , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2, 3 or 4. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2, 3 or 4. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~